SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 3, 2006

CN BANCORP, INC.
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(Exact name of registrant as specified in its charter)

Maryland	333-100460	52-1954386
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(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

7401 Ritchie Highway, Glen Burnie, Maryland 21060
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(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (410) 760-7000
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Not Applicable.
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communication pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CRF 240.14a-12)

____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 SFR 240.14d-2 (b))

____	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act
(17 CFR 240.13e- 4 (c))

Item 4. Matters Related to Accountants and Financial Statements
Item 4.01 Change in Certifying Accountant

(a) The Audit Committee of CN Bancorp, Inc. (Company) decided to dismiss Beard Miller Company LLP (Beard Miller) as CN Bancorp, Inc.’s independent registered public accounting firm effective on March 1, 2006. Beard Miller served as the Company’s independent registered accounting firm to audit the Company’s consolidated financial statements as of and for the years ended December 31, 2005, 2004 and 2003. Beard Miller’s reports on the consolidated financial statements of the Company as of and for the years ended December 31, 2005, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s years ended December 31, 2005, 2004 and 2003, there were no disagreements with Beard Miller on any matters of accounting principles or practices, financial statement disclosures or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Beard Miller, would have caused Beard Miller to make reference to the subject matter of the disagreement in their reports on the financial statement for such periods.

The Company has provided Beard Miller with a copy of the above disclosure and requested that Beard Miller deliver to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above disclosures and if not, stating its matters of disagreement. Beard Miller’s letter to the Securities and Exchange Commission is included as Exhibit 16 of this Form 8-K.

(b) The Audit Committee of CN Bancorp, Inc. appointed Rowles & Company, LLP (Rowles) as the Company’s new independent registered public accounting firm effective on March 1, 2006. Rowles will serve as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the year ended December 31, 2006. Prior to the engagement, the Company had not consulted with Rowles regarding accounting principles to specific completed or contemplated transactions, the type of audit opinion that Rowles might render on the financial statements or any financial reporting issues. The Company has authorized Beard Miller Company LLP to respond fully to any inquiries by Rowles regarding matters related to the items described herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CN BANCORP, INC.

/s/ Michael T. Storm
Dated: March 3, 2006	Chief Financial Officer